                                                                     EXHIBIT 4.1

             Incorporated Under the Laws of               COMMON
                 The State of Delaware                 PAR VALUE $.01

NUMBER                                                                    SHARES


     This Certificate is transferable in                              CUSIP 000000 00 0
New York, New York and Jersey City, New Jersey          See reverse for certain definitions and legends

                       PIONEER NATURAL RESOURCES COMPANY

         THIS CERTIFIES THAT





         IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SEAL Pioneer Natural Resources Company (hereinafter called the Corporation), transferable on the books of the Corporation holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by Transfer Agent and registered by the Registrar.

         Witness, the seal of the Corporation and the signatures of its duly authorized officers.


/s/ S. SHEFHELD
-------------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER              DATED

                                                   COUNTERSIGNED AND REGISTERED:
                                                   CONTINENTAL STOCK TRANSFER &
                                                   TRUST COMPANY
                                                            TRANSFER AGENT
                                                            AND REGISTRAR
/s/ M. WITHROW                                     BY
--------------------------------------
EXECUTIVE VICE PRESIDENT AND SECRETARY                      Authorized Signature





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                       PIONEER NATURAL RESOURCES COMPANY

         The Corporation is authorized to issue shares of more than one class and to issue shares in more than one series of at least one class. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special right of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or to the transfer agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM - as tenants in common                 UNIF GIFT MIN ACT - __________Custodian _____________
         TEN ENT - as tenants by the entireties                              (Cust)               (Minor)
         JT TEN - as joint tenants with right of                               under Uniform Gifts to Minors
                 survivorship and not as tenants                               Act _______________
                 in common                                                           ([____])


     Additional abbreviations may also be used though not in the above list.

         For value received, ____________________________ hereby sell, assign and transfer unto

                     Please insert Social Security or other
                         Identifying Number of Assignee

                         -----------------------------

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            Please print or typewrite name and address of Assignee.

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                                                                    shares of
--------------------------------------------------------------------
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ----------------------------

                                             X
                                              ---------------------------------
           NOTICE:                                            (Signature)
   THE SIGNATURES TO THE ASSIGNMENT
   MUST CORRESPOND WITH THE NAME(S)
   AS WRITTEN UPON THE FACE OF THE
   CERTIFICATE IN EVERY PARTICULAR           X
   WITHOUT ALTERNATION OR ENLARGEMENT         ---------------------------------
   OR ANY CHANGE WHATEVER.                                    (Signature)
                                             The signature(s) would be
                                             guaranteed by an "eligible
                                             guarantor institution" as defined
                                             in _____ under The Securities
                                             Exchange Act of 1934 as amended.
                                             SIGNATURE(S) GUARANTEED BY:


      AMERICAN BANKNOTE COMPANY              Production Coordinator
                                             - Belinda Beck - [__________]
        89 Blair Mill Road                   Proof of June 10, 1997
        Horsham, PA  79044                            PIONEER
           [_________]                             [_____________]

      Sales Person                 M. Garrett       Opr.   [___]          REV. 1
                 [________________]                         [__________________]